UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

Advanta Corp.
 (Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 657-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As anticipated, on December 2, 2009, The NASDAQ Stock Market, LLC (“NASDAQ”) announced through a press release it will delist the Class A Common Stock and the Class B Common Stock (trading symbols: ADVNA; ADVNB) of Advanta Corp. effective 10 days following the filing by NASDAQ of Form 25 with the Securities and Exchange Commission.

A copy of the press release issued by NASDAQ is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

99.1	Press release, dated December 2, 2009, issued by The NASDAQ Stock Market, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.
(Registrant)
Date: December 2, 2009	By:	/s/ Jay A. Dubow

Jay A. Dubow, Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press release, dated December 2, 2009, issued by The NASDAQ Stock Market, LLC.	Filed herewith